                                                                    EXHIBIT 99.1

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Nationwide Paging, Inc.

    We have audited the accompanying balance sheet of Nationwide Paging, Inc. (the Company), as of December 31, 1994, and the related statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Paging, Inc. at December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Dallas, Texas
September 9, 1995

                            NATIONWIDE PAGING, INC.

                                 BALANCE SHEETS

                                     ASSETS

                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------  JUNE 30, 1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)

Cash................................................................................  $       5,985  $    --
Trade accounts receivable...........................................................        147,599        120,128
Inventories.........................................................................        292,847        227,278
                                                                                      -------------  -------------
Total current assets................................................................        446,431        347,406
Equipment:
  Communication equipment (Note 3)..................................................        514,559        794,783
  Office and other equipment........................................................         99,146        176,299
                                                                                      -------------  -------------
                                                                                            613,705        971,082
  Less allowance for depreciation...................................................        158,922        196,358
                                                                                      -------------  -------------
                                                                                            454,783        774,724
Other assets........................................................................         30,926         23,790
                                                                                      -------------  -------------
Total assets........................................................................  $     932,140  $   1,145,920
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities:
  Trade payables and accrued liabilities............................................  $     234,509  $     337,530
  Note Payable to Stockholder (Note 6)..............................................        640,615        709,559
  Deferred revenue..................................................................        187,980       --
  Current maturities of long-term debt (Note 3).....................................         95,939        191,715
                                                                                      -------------  -------------
Total current liabilities...........................................................      1,159,043      1,238,804

Long-term debt, less current maturities.............................................        477,472        452,869

Stockholder's deficit:
  Common stock, No par value:
    Authorized shares -- 100
    Issued and outstanding shares -- 100............................................         10,000         10,000
  Accumulated deficit...............................................................       (714,375)      (555,753)
                                                                                      -------------  -------------
                                                                                           (704,375)      (545,753)
                                                                                      -------------  -------------
Total liabilities and stockholder's deficit.........................................  $     932,140  $   1,145,920
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                            NATIONWIDE PAGING, INC.

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------   SIX MONTHS
                                                                                                      ENDED JUNE
                                                                                                          30,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Revenues............................................................................  $   3,839,237  $   2,484,824
Cost of products sold...............................................................      1,406,295      1,034,621
                                                                                      -------------  -------------
                                                                                          2,432,942      1,450,203
Cost of services:...................................................................        530,087        462,507
                                                                                      -------------  -------------
  Gross margin......................................................................      1,902,855        987,696
Expenses:
  Selling, general, and administrative..............................................      1,772,541        742,878
  Depreciation and amortization.....................................................         57,872         40,872
                                                                                      -------------  -------------
                                                                                          1,830,413        783,750
                                                                                      -------------  -------------
Operating income....................................................................         72,442        203,926
Interest expense....................................................................         83,458         45,324
                                                                                      -------------  -------------
Net loss............................................................................        (11,016)       158,602
Accumulated deficit at the beginning of year........................................       (703,359)      (714,375)
                                                                                      -------------  -------------
Accumulated deficit at the end of year..............................................  $    (714,375) $    (555,773)
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                            NATIONWIDE PAGING, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                            1994
                                                                                        ------------   SIX MONTHS
                                                                                                       ENDED JUNE
                                                                                                          30,
                                                                                                          1994
                                                                                                      ------------
                                                                                                      (UNAUDITED)
OPERATING ACTIVITIES
Net (loss) income.....................................................................   $  (11,016)  $    158,622
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization.......................................................       57,872         40,872
  Changes in operating assets and liabilities:
    Trade accounts receivable.........................................................      (14,449)        27,471
    Inventories.......................................................................     (151,326)        65,569
    Other assets......................................................................      (23,957)         7,136
    Trade payables and accrued liabilities............................................       56,021        103,021
    Deferred revenue..................................................................       44,578       (187,980)
                                                                                        ------------  ------------
Net cash used in operating activities.................................................      (42,277)       214,711
                                                                                        ------------  ------------
INVESTING ACTIVITIES
Purchases of property and equipment...................................................       (9,077)      (360,813)
FINANCING ACTIVITIES
Borrowings from stockholder...........................................................       87,302         68,944
Payments on note payable to stockholder...............................................      (39,456)       --
Proceeds from borrowings..............................................................       25,000         71,173
Payments on long-term debt............................................................      (33,126)       --
                                                                                        ------------  ------------
Net cash provided by financing activities.............................................       39,720        140,117
Net decrease in cash..................................................................      (11,634)        (5,985)
Cash at beginning of year.............................................................       17,619          5,985
                                                                                        ------------  ------------
Cash at end of year...................................................................   $    5,985   $    --
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                            See accompanying notes.

                            NATIONWIDE PAGING, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE 1. -- ORGANIZATION
    Nationwide Paging, Inc. (the Company), is engaged in the sale of pagers and related airtime service, primarily in the southern California area.

NOTE 2. -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CREDIT CONCENTRATIONS

    The Company's customers are concentrated in southern California. No single customer accounted for a significant amount of the Company's sales. The Company reviews a customer's credit history before extending credit and generally does not require significant collateral. Bad debts are recognized on the specific write-off method.

    INVENTORIES

    Inventories are valued at lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

    EQUIPMENT

    Equipment is recorded at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Estimated useful lives generally range from three to ten years.

    INCOME TAXES

    The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. Accordingly, the Company's income or loss passes to its stockholder for inclusion in his individual income tax returns.

    OTHER ASSETS

    Other assets includes a non-compete agreement which is amortized over the term of the agreement. Accumulated amortization totaled $6,040 at December 31, 1994.

NOTE 3. -- BORROWING ARRANGEMENTS
    Long-term debt at December 31, 1994, consists of the following:

Paging equipment and pager notes payable, due in varying monthly installments, plus interest at 10% per annum, through December
 1998, secured by the communication equipment....................  $ 550,129
Other............................................................     23,282
                                                                   ---------
                                                                     573,411
Less current portion.............................................     95,939
                                                                   ---------
                                                                   $ 477,472
                                                                   ---------
                                                                   ---------

    At December 31, 1994, maturities of long-term debt under the terms of the existing loan agreement are as follows:

1995.............................................................  $  95,939
1996.............................................................    156,594
1997.............................................................    162,296
1998.............................................................    158,582
                                                                   ---------
                                                                   $ 573,411
                                                                   ---------
                                                                   ---------

NOTE 4. -- RETIREMENT PLAN
    The Company has a profit sharing plan covering all employees meeting defined service requirements. Contributions are at the discretion of the Company. Expense recognized related to the plan totaled $3,500 in 1994.

                            NATIONWIDE PAGING, INC.

NOTE 5. -- LEASES
    The Company leases office space and certain tower transmission sites under agreements which are classified as operating leases. Rent expense for 1994 under such operating leases was $159,786, including payments to the stockholder.

    Future minimum lease payments required under the tower transmission site operating leases are as follows:

1996.............................................................  $ 114,508
1997.............................................................     90,099
1998.............................................................     53,686
1999.............................................................     48,200
2000.............................................................     36,560
Years thereafter.................................................     94,320
                                                                   ---------
                                                                   $ 437,373
                                                                   ---------
                                                                   ---------

NOTE 6. -- RELATED PARTY TRANSACTIONS
    The Company leases its office space from its stockholder. In 1994, the Company recognized $42,000 of expense related to this lease.

    The Company has a note due on demand from its stockholder of $640,615. Interest is charged at a variable rate as allowed by the IRS (6.55% at December 31, 1994), and the Company recognized interest expense of $27,302 during 1994 related to this note.